UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2010

Gentiva Health Services, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15669	36-4335801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway, Suite 1400 Atlanta, Georgia	30339-3314
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 951-6450

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

In light of recent reports from other companies in the home healthcare industry, Gentiva Health Services, Inc., a Delaware corporation (“Gentiva”), reported today that it has not received a notice of formal investigation from the Securities and Exchange Commission (“SEC”) and has not received a subpoena for documents related to the matters under review by the Senate Finance Committee.

Gentiva is actively cooperating with the Senate Finance Committee in their review of the home healthcare industry and expects to be fully compliant with the Committee’s requests.

Gentiva remains focused on operating its business and on closing the pending acquisition of Odyssey HealthCare, Inc.

The information contained in this Item 7.01 to this Current Report on Form 8-K shall not be deemed “filed” with the SEC nor incorporated by reference in any registration statement filed by Gentiva under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2010

GENTIVA HEALTH SERVICES, INC.

By:	/S/ JOHN N. CAMPERLENGO
John N. Camperlengo
Senior Vice President, General Counsel
Chief Compliance Officer and Secretary